Exhibit 99.1

SETTLEMENT AGREEMENT AND RELEASE

This Settlement Agreement and Release ("Agreement") is entered into between HALL MOM, LLC ("Hall") and MoneyOnMobile, Inc., f/k/a Calpian, Inc. ("MoneyOnMobile") effective as of the 1st day of March 2017. All of the signatories to this Agreement are collectively referred to as the "Parties.'
RECITALS:
A.WHEREAS, Hall alleges that on December 30, 2015, Hall and MoneyOnMobile entered into a Share Purchase Agreement ("Share Purchase Agreement") under which Hall acquired from MoneyOnMobile certain shares of Digital Payments Processing Limited ("DPPL") and My Mobile Payments, Limited ("MMPL") ("Sale Shares").
B.WHEREAS, Hall alleges that on December 30, 2015, Hall and MoneyOnM0bile entered into an Option Agreement (the "Option Agreement").
C.WHEREAS, Hall alleges, pursuant to the Option Agreement, Hall was granted the right to purchase from MoneyOnMobile its entire shareholding in MMPL and up to 15% of DPPL or sell Sale Shares to MoneyOnMobile. The option to sell the Sale Shares to MoneyOnMobile was triggered if DPPL failed to raise $5,000,000 from a third party at any time on or before March l, 2016. DPPL failed to raise the $5,000,000 by March l , 2016.
D.WHEREAS, Hall alleges that on March 15, 2016, Hall sent MoneyOnMobile a letter exercising its option under Section of the Option Agreement to sell the Sale Shares to MoneyOnMobile for $3,000,000 ("Option Letter").
E.WHEREAS, Hall alleges, pursuant to the terms of the Option Agreement,
MoneyOnMobile had 120 days or until July 13, 2016, to pay to Hall the purchase price of $3,000,000. MoneyOnMobile failed to pay the Purchase Price to Hall on or before July 13, 2016.
F.WHEREAS, Hall alleges that it subsequently agreed to grant an extension of time for MoneyOnMobile to pay the Purchase Price. Hall agreed to extend the deadline to August 1 3, 2016 upon the timely payment of $100,000 and to September 12, 2016, upon the timely payment of an additional $200,000. The extension fees were not a reduction of the Purchase Price. MoneyOnMobile paid both extension fees and thereby extended the deadline to pay the Purchase Price until September 12, 2016. However, MoneyOnMobile failed to pay the Purchase Price by September 12, 2016, and has not paid the Purchase Price to this date. Hall offered MoneyOnMobile an additional extension until October 13, 2016, if MoneyOnMobile paid the required extension fee but MoneyOnMobile failed to pay the extension fee.
G.WHEREAS, Hall alleges that it has at all times been ready, willing, and able to convey to MoneyOnMobile the Sale Shares and remains ready, willing, and able to do so upon receipt of the Purchase Price.
H.WHEREAS, on or about August 15, 2016, Calpian formally changed its name to MoneyOnMobile, Inc.;
1. WHEREAS, on October 13, 2016, Hall filed suit against MoneyOnMobile in that certain lawsuit styled HALL MOM, LLC v. MoneyOnMobile, Inc., f/k/a Calpian, Inc., Cause No. DC-16-13433, in the 192nd Judicial District of Dallas County, Texas (the "Lawsuit"), asking the Court to render a final judgment against MoneyOnMobile and that Hall recover damages from MoneyOnMobile for its alleged failure to comply with the terms of the Option Agreement and Option Letter.

WHEREAS, Hall and MoneyOnMobile have engaged in good-faith, arm's-length negotiations to resolve the Lawsuit under a mutually acceptable payment schedule, and the Parties have reached a settlement of all matters in dispute between them as more particularly described below.

Exhibit 99.1

NOW THEREFORE, in consideration of the mutual agreements, covenants, representations, stipulations, releases, and terms contained in this Agreement, the sufficiency of which consideration is hereby mutually acknowledged, the Parties to this Agreement agree as follows:
1.Payments. MoneyOnMobile shall pay to Hall the total principal amount of $3,000,000, plus interest and attorneys' fees as set forth below:
a.MoneyOnMobile shall pay to Hall the sum of Sl with $500,000 being payable on or before March 15, 2017 and $500,00 being payable on or before March 31, 2017 ("1nitiaLPayment")
b.MoneyOnMobile shall execute, contemporaneously with the execution of this Agreement, a promissory note in favor of Hall for the remaining $2,000,000.00 due to Hall after the Initial Payment has been paid. The form of the promissory note is attached hereto as Exhibit "A" ("Note"). The Note shall be in the principal amount of $2,000,000. The Note will be payable on the first business day of the month, beginning April 3, 2017, through December 1, 2017 in minimum monthly payments of $50,000 which payments may be applied to principal or interest in the discretion of Hall. Interest will accrue on the Note at the rate of 10% per annum on the unpaid balance at time of each payment for the first three months, and 15% per annum on unpaid balance at time of each payment for all months thereafter. A final payment shall be due on the Note on or before December 31, 2017 of the entire remaining amount of principal plus accrued and unpaid interest. In the event a scheduled payment specified above falls on a weekend or bank holiday the scheduled payment shall be due on the next business day.
c.Notwithstanding the provisions set forth in (b), MoneyonMobile may prepay all or any pan of the principal balance of the Note upon ten (10) days prior Notice to Hall.
d.Additionally, MoneyOnMobile shall pay, by March l, 2017, all of Hall's attorneys' fees incurred in connection with the Lawsuit, which fees currently are in the amount of $65,000.
2.Payment Instructions. Each of the payments described herein shall be made via wire transfer to Hall pursuant to the following wire instructions:
HALL PHOENIX/INWOOD, LTD.
Account No.: 1113034480
Texas Capital Bank
RoutingNo: 111017979
3.Agreed Final Judgment. Contemporaneously with the execution of this Agreement, Hall and MoneyOnMobile shall execute an Agreed Final Judgment in the Lawsuit in the form attached hereto as Exhibit "B" in the amount of plus interest and attorneys' fees (the "Agreed Final Judgment"). The Agreed Final Judgment shall be held in escrow by Coats Rose P.C., counsel for Hall unless and until an Event of Default occurs under this Agreement. Upon the occurrence of an Event of Default and the expiration of any applicable Cure Period, Coats Rose P.C. shall submit the Agreed Final Judgment to the court for entry. MoneyOnMobile agrees that in the Event of Default and the expiration of any applicable Cure Period it will take no action to interfere with the entry of the Agreed Final Judgment or its enforcement.
4.Forbearance. Commencing upon satisfaction of all Conditions Precedent (as that term is defined hereinafter), Hall shall forbear from any action to cause the Agreed Final Judgment to be entered or executing upon or enforcing the Agreed Final Judgment for the period from the Effective Date of this Agreement (as defined below) to December 31, 2017 (the "Forbearance Period"). The Forbearance Period shall be subject to early termination as provided below.

Exhibit 99.1

5.Conditions Precedent to Forbearance. The Forbearance Period and Hall's duty to forbear thereunder shall not commence until all of the following conditions (collectively, the "Conditions Precedent") have been fulfilled:
a.Hall shall have received a counterpart of this Agreement bearing the signature of MoneyOnMobile;
b.Hall shall have received the Initial Payment and its attorneys fees in good funds;
c.Hall shall have received the executed Note;
d.The Agreed Final Judgment shall have been executed by MoneyOnMobile and placed in escrow.
6.Stipulation of Dismissal. Upon payment in full of all obligations under Paragraph 1 of this Agreement, the parties shall instruct their attorneys to file a stipulation of dismissal with prejudice of the Lawsuit and Coats Rose P.C. shall return the executed Agreed Final Judgment to MoneyOnMobile.
7.Events of Default. An Event of Default is defined herein as a) MoneyOnMobile's failure to make any payment required under this Agreement or the Note as and when due, b) the entry of a judgment in favor of any party other than Hall against MoneyOnMobile, c) any action to enforce or execute on a lien against MoneyOnMobile's assets or property by any party other than Hall in excess of $50,000; d) MoneyonMobile becomes the subject of a voluntary or involuntary bankruptcy proceeding, or if a receiver is appointed over any of its property e) failure of MoneyonMobile to provide to Hall any non-public information it has provided to any lender or noteholder within five days of providing same to such lender or noteholder; f) failure of MoneyonMobile to provide to Hall a liquidity calculation on the first business day of each month; or g) MoneyonMobile's failure to keep or observe any other promise or covenant herein Upon the occurrence of a non-monetary Event of Default, Hall shall send written (or electronic) notice of default to Harold Montgomery, as President of MoneyOnMobile. MoneyOnMobile shall have a period of seven (7) days from the date of such notice to cure any non-monetary default (the "Cure Period"),. In the event that MoneyOnMobile fails to cure any default hereunder within the time period allowed, or if MoneyOnMobile becomes the subject of a voluntary or involuntary bankruptcy proceeding, or if a receiver is appointed over any of their property, then the Forbearance Period shall immediately terminate without further notice.
8.Transfer of Sale Shares. Within five days of receipt of payment in full of the amounts in Paragraph 1 of this Agreement, Hall agrees to transfer the Sale Shares to MoneyOnMobile.
9.Release of MoneyOnMobile. Upon receipt of the Initial Payment, the payment of Hall's legal fees, the executed Note and the executed Agreed Final Judgment, Hall does hereby release and forever discharge MoneyOnMobile, its affiliates, officers, directors and agents ("MoneyOnMobile Released Parties") from, any and all claims, rights, expenses, liens, demands, causes of actions, damages, and losses, in law or in equity, whether arising in tort, in contract, or by statute, and of, and from, obligations and liabilities of every kind and character, whether actual or potential, presently known or unknown, disclosed or undisclosed, suspected or unsuspected, accrued or unaccrued which Hall may now have or may hereinafter claim to have or have acquired against the MoneyOnMobile Released Parties which in any way directly or indirectly arises out of or is alleged to have arisen in any way, in whole or in part, in connection with the subject matter of the Lawsuit; provided however that such release shall not release any obligations of MoneyOnMobile contained in this Agreement, the Note or the Agreed Final Judgment.
10.Release of Hall. Upon execution of this Agreement, MoneyOnMobile does hereby release and forever discharge Hall, its affiliates, officers, directors and agents ("Hall Released Parties") from, any and all claims, rights, expenses, liens, demands, causes of actions, damages, and losses, in law or in equity, whether arising in tort, in contract, or by statute, and of, and from, obligations and liabilities of every kind and character, whether actual or potential, presently known or unknown, disclosed or undisclosed, suspected or unsuspected, accrued or unaccrued which MoneyOnMobile may now have or may hereinafter claim to have or have acquired against the Hall Released Parties which in any way directly or indirectly arises out of or is alleged to have arisen in any way, in whole or in part, in connection with the subject matter of the

Exhibit 99.1

Lawsuit; provided however that such release shall not release any obligations of Hall contained in this Agreement.
11.Effect of Release. The consequences of the release provisions contained herein have been explained by each of the Parties' respective counsel. Each of the Parties acknowledge that they may hereafter discover facts different from, or in addition to, those which they now know or believe to be true with respect to the Lawsuit, and agree that this Agreement and the releases contained herein shall be and remain effective in all respects notwithstanding such different or additional facts or the discovery thereof
12.No Assignment of Claims. The Parties warrant and represent they are the sole owners and holders of all claims described herein. The Parties agree and covenant that none has assigned, pledged, or otherwise in any manner whatsoever conveyed or transferred either by instrument in writing or otherwise any right, title, or interest in such claims. It is mutually understood and agreed that all covenants and agreements contained herein shall extend to and be obligatory upon the heirs, executors, administrators, successors and assigns of the Parties to this Agreement.
13.Understanding of Agreement, Free Act and Adequate Information. The Parties warrant and represent that they have read this Agreement and fully understand it to be a compromise and settlement of their respective claims. Nothing contained herein shall be construed to relate to claims which may arise from the performance of this Agreement. The Parties further agree that each has executed this Agreement of his or its own free will and accord without reliance upon any representation of any kind or character not expressly set forth herein. Each party waives the right to complain concerning insufficient information and further disclosure; absent fraud.
14.Authorization to Sign and Parties Bound. The Parties warrant and represent, if signing in an individual capacity, that they are of legal age, are legally competent and authorized to execute this Agreement and all documents in connection with this Agreement. The Parties warrant and represent, if signed by a person on behalf of an entity including, but not limited to, a corporation, partnership, limited liability company, limited partnership, non-profit corporation, trust, etc., that the person signing this Agreement and all documents in connection with this Agreement is authorized and has the authority to bind that entity to the terms of this Agreement.
15.Reliance Upon Own Judgment. The Parties agree that as a part of the consideration for this Agreement and before executing this document, each party hereto has been fully informed of the terms, contents, condition, and effects of this Agreement; that in executing this Agreement and negotiating the terms thereof, each party has an opportunity for the benefit of the advice of attorneys of his or its own choosing; and that no promises or representations of any kind have been made to any party or by any party hereto, or anyone acting for them, except as expressly stated in this Agreement. The Parties represent that they have relied completely and solely on their own judgment and the advice of their own attorneys in executing this Agreement.
16.Entire Agreement and Modification. The Parties acknowledge and agree that this Agreement contains the entire agreement between the Parties and supersedes any and all prior agreements, arrangements, or understandings among the Parties. Any amendment or modification of this Agreement in order to be effective shall be in writing and signed by an authorized representative of each party hereto and shall expressly state the intention of the Parties to amend or modify this Agreement.
17.Invalidity of Part of Agreement. If any provision of this Agreement shall be held to be invalid, illegal or unenforceable, the validity, legality, or enforce ability of the remaining provisions of this Agreement shall not in any way be affected or impaired, and, to the fullest extent possible, the provisions of the Agreement shall be construed so as to give effect to the intent manifested by all of the terms of the Agreement, including those provisions held to be invalid, illegal or unenforceable.
18.Notices. Any notice required by this Agreement shall be hand-delivered, sent by certified mail, return receipt requested, emailed, or faxed, and shall be deemed delivered upon receipt or delivery, or three (3) business days following its deposit with the United States Postal Service. Such notice shall be sent to the Parties at the following addresses:

Exhibit 99.1

If to HALL MOM, LLC:
Don Braun
HALL MOM, LLC
2323 Ross Ave, Ste. 200
Dallas, Texas 75201
Email: dbraun@hallgroup.com
If to MoneyOnMobile, Inc.:
Harold Montgomery
MoneyOnMobile, Inc.
500 N. Akard, Suite 2850
Dallas, Texas 75201
Email: hmontgomery@calpian.com
19.Change of Address. Any party entitled to receive notice may change the address and facsimile number listed herein upon written notice to all other Parties pursuant to the foregoing paragraph. If a party fails to notify the other Parties of his or her change of address, all notices sent to the listed address shall be conclusively presumed to have been received.
20.Counterparts. This Agreement may be executed in a number of identical counterparts, each of which shall be deemed an original for all purposes. This Agreement shall be binding when one or more counterparts hereof, individually or taken together, bear the signatures of all the Parties retl ected as signatories.
21.Enforcement. If it becomes necessary to assert any claim to enforce or defend the provisions of this Agreement, the prevailing party shall be entitled to recovery of reasonable attorneys' fees, court costs and all other reasonable and necessary costs incurred with enforcement or defense of claim.
22.Interpretation. The Parties agree that each has been represented by attorneys of their own choosing, and therefore, for the purposes of construing this Agreement, each party has participated equally in the preparation and drafting of this Agreement.
23.Choice of Law and Venue. This Agreement shall be construed in accordance with the laws of the State of Texas. Dallas County, Texas, shall be the appropriate and exclusive venue for any suit arising out of this Agreement.
24.Cooperation. The Parties agree upon the request of any other party to this Agreement they will execute and deliver such further documents as may be reasonably required to effectuate any of the terms contained in this Agreement.
25.Headings. All headings in this Agreement are solely for description purposes only and do not constitute substantive matter considered in construing the terms of the Agreement.
26.References. References herein to the singular or plural shall be deemed to include the other unless the circumstances eliminate such inclusion. References herein to one gender shall be deemed to include all other genders unless circumstances eliminate such inclusions.
27.Effective Date of Agreement. This Agreement is effective the first day that the Agreement bears the signature of all Parties.

Exhibit 99.1

HALL MOM, LLC
By: /s/ Donald L. Braun
Donald L. Braun, President
Date: 3/1/17

MONEYONMOBILE, INC.
By: /s/ Harold Montgomery
Harold Montgomery, President
Date: 3/1/17